FOR IMMEDIATE RELEASE

Hagerty Names Randall Harbert to Hagerty’s Board of Directors
State Farm Veteran Succeeds Michael Tipsord as State Farm Designee

TRAVERSE CITY, Mich., March 1, 2023 - Hagerty, Inc., (NYSE: HGTY) an automotive lifestyle brand and a leading specialty insurance provider, announced today that Randall (“Rand”) Harbert, former Chief Agency, Sales and Marketing Officer of State Farm Mutual Automobile Insurance Company (“State Farm®”), will join Hagerty’s Board of Directors, succeeding Michael Tipsord, State Farm Chairman, President and Chief Executive Officer, as the State Farm investor designee on Hagerty’s Board. The transition will be effective as of March 1, 2023. Harbert has held various positions at State Farm over the last 31 years and was intimately involved in building the strategic relationship between State Farm and Hagerty over the last three years.

“I am excited to join Hagerty’s Board as the company seeks to unlock significant growth potential over the coming decade, including through the anticipated launch of the State Farm Classic+ TM program later this year,” said Harbert.

“It has been a pleasure to serve on Hagerty’s Board during its first year as a public company. The company’s strong top-line momentum reflects the strength of Hagerty’s member-focused business model and excellent value proposition,” added Tipsord. “Rand’s deep experience and expertise make him a great addition to Hagerty’s Board and reflect State Farm’s continued commitment to our investment in Hagerty.”

“We appreciate Mr. Tipsord’s many contributions to the Hagerty Board and look forward to his continued involvement in the launch of our strategic relationship. We’re excited to have Rand join our Board and look forward to working closely with him over the coming years,” said McKeel Hagerty, Hagerty Chief Executive Officer.

About Hagerty, Inc. (NYSE: HGTY)
Based in Traverse City, Michigan, Hagerty’s purpose is to save driving and car culture for future generations and its mission is to build a global business to fund that purpose. Hagerty is an automotive enthusiast brand offering integrated membership products and programs as well as a specialty insurance provider focused on the global automotive enthusiast market. Hagerty is home to Hagerty Marketplace, Hagerty Drivers Club®, Hagerty Drivers Club magazine, Hagerty Drivers Foundation, Hagerty DriveShare™, Hagerty Valuation Tools®, Hagerty Media, MotorsportReg, Hagerty Garage + Social®, The Amelia, the Detroit Concours d’Elegance, the Greenwich Concours d’Elegance, the California Mille, Motorlux, RADwood, Broad Arrow Group and more. For more information on Hagerty please visit www.hagerty.com, or connect with us on Facebook, Instagram and Twitter.

More information can be found at newsroom.hagerty.com.

Contact: Jay Koval, investor@hagerty.com
Hagerty Media Contact: Andrew Heller, aheller@hagerty.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current intentions, expectations, or beliefs regarding the business. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties that are difficult to predict and may be outside of our control. Some of the factors that may cause our actual results to differ materially from those contemplated by our forward-looking statements include: (i) our ability to recognize the anticipated benefits of the subject of this press release; (ii) our ability to compete effectively within our industry and attract and retain members; and (iii) the other risks and uncertainties listed in our Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 24, 2022. This press release should be read in conjunction with the information included in our other press releases, reports, and other filings with the SEC. Understanding the information contained in those filings is important in order to fully understand our reported financial results and our business outlook for future periods. We do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.